1
Management's Certification Regarding Compliance with Applicable Servicing Criteria
TriMont Real Estate Advisors, Inc. (the "Asserting Party") is responsible for assessing compliance as of and for the year ended December 31, 2012 (the "Reporting Period") with the applicable servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB as set forth in
Exhibit A hereto (the "Applicable Servicing Criteria"). The transactions covered by this report are only those transactions processed by the Asserting Party in its capacity as trust, senior trust or operating advisor for the asset backed securities transactions listed in Exhibit B hereto (the "Platform").
The Asserting Party has used the servicing criteria set forth in Item 1122(d) of the Securities and
Exchange Commission's Regulation AB to assess its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2012 and for the Reporting Period with respect to the Platform.
Grant Thornton LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2012 and for
the Reporting Period as set forth in this assertion.
TriMont Real Estate Advisors, Inc.
March 1, 2013
/s/ Ernest J. Davis
Ernest J. Davis
Managing Director

2
Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
General Servicing Considerations
(d)(1)(i)
Policies and
Procedures
Policies and procedures are
instituted to monitor any
performance or other
triggers and events of
default in accordance with
the transaction agreement.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(1)(ii)
Policies and
Procedures
(vendors)
If any material servicing
activities are outsourced to
third parties, policies and
procedures are instituted to
monitor the third party's
performance and
compliance with such
servicing activities.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(1)(iii)
Back-up
Servicer
Any requirements in the
transaction agreements to
maintain a back-up servicer
for the pool assets are
maintained.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(1)(iv)
Fidelity Bond          A fidelity bond and errors
and omissions policy is in
effect on the party
participating in the servicing
function throughout the
reporting period in the
amount of coverage
required by and otherwise
in accordance with the
terms of the transaction
agreement.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
Cash Collection and Administration
(d)(2)(i)
2 Days to
deposit
Payments into
Custodial
Accounts
Payments on pool assets
are deposited into the
appropriate custodial bank
accounts and related bank
clearing accounts no more
than two business days of
receipt, or such other
number of days specified in
the transaction agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(2)(ii)       Wire Transfers         Disbursements made via
wire transfer on behalf of
an obligor or to an investor
are made only by
authorized personnel.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(2)(iii)
Advances
Advances of funds or
guarantees regarding
collections, cash flows or
distributions, and any
interest or other fees
charged for such advances,
are made, reviewed and
approved as specified in the
transaction agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(2)(iv)
Commingling         The related accounts for the
transaction, such as cash
reserve accounts or
accounts established as a
form of over
collateralization, are
separately maintained (e.g.,
with respect to
commingling of cash) as set
forth in the transaction
agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(2)(v)
Federally
Insured
Institution
Each custodial account is
maintained at a federally
insured depository
institution as set forth in
the transaction agreements.
For purposes of this
criterion, "federally insured
depository institution" with
respect to a foreign
financial institution means a
foreign financial institution
that meets the
requirements of 240.13k-
1(b)(1) of this chapter. I.3
Each custodial account shall
be maintained at a federally
insured depository
institution in trust for the
applicable investor.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(2)(vi)
Unissued
Checks
Unissued checks are
safeguarded so as to
prevent unauthorized
access.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(2)(vii)      Reconciliations          Reconciliations are
prepared on a monthly
basis for all asset-backed
securities related bank
accounts, including
custodial accounts and
related bank clearing
accounts. These
reconciliations: (a) are
mathematically accurate;
(b) are prepared within 30
calendar days after the
bank statement cutoff date,
or such other number of
days specified in the
transaction agreements; (c)
are reviewed and approved
by someone other than the
person who prepared the
reconciliation; and (d)
contain explanations for
reconciling items. These
reconciling items are
resolved within 90 calendar
days of their original
identification, or such other
number of days specified in
the transaction agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
Investor Remittance and Reporting

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(3)(i)
Reports to the
Investor
Reports to investors,
including those to be filed
with the Commission, are
maintained in accordance
with the transaction
agreements and applicable
Commission requirements.
Specifically, such reports:
(a) are prepared in
accordance with
timeframes and other terms
set forth in the transaction
agreements; (b) provide
information calculated in
accordance with the terms
specified in the transaction
agreements; (c) are filed
with the Commission as
required by its rules and
regulations; and (d) agree
with investors' or the
trustee's records as to the
total unpaid principal
balance and number of pool
assets serviced by the
servicer.
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(3)(ii)
Investor
Remittance
Amounts due to investors
are allocated and remitted
in accordance with
timeframes, distribution
priority and other terms set
forth in the transaction
agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(3)(iii)
Investor's
Records
Disbursements made to an
investor are posted within
two business days to the
servicer's investor records,
or such other number of
days specified in the
transaction agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(3)(iv)
Remittance
and Bank
Statements
Amounts remitted to
investors per the investor
reports agree with
cancelled checks, or other
form of payment, or
custodial bank statements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
Pool Asset Administration
(d)(4)(i)
Collateral/
Security on
Pool Assets
Collateral or security on
pool assets is maintained as
required by the transaction
agreements or related pool
asset documents.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(4)(ii)       Safeguard Pool
Assets
Pool assets and related
documents are safeguarded
as required by the
transaction agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(4)(iii)        Changes to the
Pool Assets
Any additions, removals or
substitutions to the asset
pool are made, reviewed
and approved in accordance
with any conditions or
requirements in the
transaction agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(4)(iv)
Obligor's
Payment
Record
Payments on pool assets,
including any payoffs, made
in accordance with the
related pool asset
documents are posted to
the applicable servicer's
obligor records maintained
no more than two business
days after receipt, or such
other number of days
specified in the transaction
agreements, and allocated
to principal, interest or
other items (e.g. escrow) in
accordance with the related
pool asset documents.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(4)(v)
Pool Asset
Records Match
UPB
The servicer's records
regarding the pool assets
agree with the servicer's
records with respect to an
obligor's unpaid principal
balance.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(4)(vi)
Loan
Modifications
Changes with respect to the
terms or status of an
obligor's pool asset (e.g
loan modifications or re-
agings) are made, reviewed
and approved by authorized
personnel in accordance
with the transaction
agreements and related
pool asset documents.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(4)(vii)       Loss Mitigation
Actions
Loss mitigation or recovery
actions (e.g., forbearance
plans, modifications and
deeds in lieu of foreclosure,
foreclosures and
repossessions, as
applicable) are initiated,
conducted and concluded in
accordance with the
timeframes or other
requirements established
by the transaction
agreement.
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1
X
1

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(4)(viii)
Collection
Efforts
Documented
Records documenting
collection efforts are
maintained during the
period a pool asset is
delinquent in accordance
with the transaction
agreements. Such records
are maintained on at least a
monthly basis, or such
other period specified in
the transaction agreements,
and describe the entity's
activities in monitoring
delinquent pool assets
including, for example,
phone calls, letters and
payment rescheduling plans
in cases where delinquency
is deemed temporary (e.g.,
illness or unemployment).
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(4)(ix)
ARMs
Adjustments to interest
rates or rates of return for
pool assets with variable
rates are computed based
on the related pool asset
documents.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(4)(x)
Escrow Funds        Regarding any funds held in
trust for an obligor such
funds are (a) analyzed, in
accordance with the
obligor's pool asset
documents, on at least an
annual basis, or such other
period specified in the
transaction agreements; (b)
interest on such funds is
paid, or credited, to
obligors in accordance with
applicable pool asset
documents and state laws;
and (c)returned to the
obligor within 30 calendar
days of full repayment of
the related pool asset, or
such other number of days
specified in the transaction
agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(4)(xi)
Timely
Payments
Payments made on behalf
of an obligor (such as tax or
insurance payments) are
made on or before the
related penalty or
expiration dates, as
indicated on the
appropriate bills or notices
for such payments,
provided that such support
has been received by the
servicer at least 30 calendar
days prior to these dates, or
such other number of days
specified in the transaction
agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(4)(xii)         Late Payment
Penalties
Any late payment penalties
in connection with any
payment to be made on
behalf of an obligor are paid
from the Servicer's funds
and not charged to the
obligor, unless the late
payment was due to the
obligor's error or omission.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Exhibit A
Regulation AB Criteria
CCMT
2011-C1
CFCRE
2011-C2
DBUBS
2011-LC3
MSC
2011-C3
WFRBS
2011-C5
GSMS
2012-GC6
UBS
2012-
C1
JPMCC
2012-
CIBX
WFRBS
2012-C7
WFCM
2012-LC5
WFRBS
2012-C9
UBS
2012-
C4
Section
Description
Criteria
Applicable Criteria
(d)(4)(xiii)
Obligor's
Records
Disbursements made on
behalf of an obligor are
posted within two business
days to the obligor's records
maintained by the servicer,
or such other number of
days specified in the
transaction agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(4)(xiv)         Delinquencies,
Charge-offs,
and Other
Uncollectible
Accounts
Delinquencies, Charge-offs,
and uncollectible accounts
are recognized and
recorded in accordance
with the transaction
agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
(d)(4)(xv)
Any External
Enhancement
Any external enhancement
or other support, identified
in Item 1114(a)(1) through
(3) or Item 1115 of this
Regulation AB, is
maintained as set forth in
the transaction agreements.
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2
N/A
2

Legend:
1
This criteria is applicable for the securitization; however, there were no specially serviced loans serviced under this securitization during the reporting period. Therefore no trust/operating advisor actions were required.
2
With respect to Applicable Servicing Criteria cells in Exhibit A that are denoted with an "N/A", the criteria was not in scope for the transaction.
2
.

Exhibit B
Name
Transaction
Period of Service
UBS CCMT 2011-C1
Commercial Mortgage Pass-Through Certificates, UBS
CCMT-2011 pursuant to the Pooling and Servicing
Agreement dated December 1, 2011
January 1, 2012
December 31, 2012
CFCRE 2011-C2
Commercial Mortgage Pass-Through Certificates, CFCRE
2011-C2 pursuant to the Pooling and Servicing Agreement
dated December 11, 2011
January 1, 2012
December 31, 2012
DBUBS 2011-LC3
Commercial Mortgage Pass-Through Certificates, DBUBS
2011-LC3 pursuant to the Pooling and Servicing Agreement
dated August 1, 2011
January 1, 2012
December 31, 2012
MSC 2011-C3
Commercial Mortgage Pass-Through Certificates, MSC 2011-
C3 pursuant to the Pooling and Servicing Agreement dated
October 1, 2011
January 1, 2012
December 31, 2012
WFRBS 2011-C5
Commercial Mortgage Pass-Through Certificates, WFRBS
2011-C5 pursuant to the Pooling and Servicing Agreement
dated November 1, 2011
January 1, 2012
December 31, 2012
GSMS 2012-GC6
Commercial Mortgage Pass-Through Certificates, Series
2012-GC6 pursuant to the Pooling and Servicing Agreement
dated February 1, 2012
February 1, 2012
December 31, 2012
UBS 2012-C1
Commercial Mortgage Pass-Through Certificates, Series
2012-C1 pursuant to the Pooling and Servicing Agreement
dated May 1, 2012
May 1, 2012 December
31, 2012
JPMCC 2012-CIBX
Commercial Mortgage Pass-Through Certificates, Series
2012-CIBX pursuant to the Pooling and Servicing Agreement
dated June 1, 2012
June 1, 2012 December
31, 2012

Exhibit B
Name
Transaction
Period of Service
WFRBS 2012-C7
Commercial Mortgage Pass-Through Certificates, Series
2012-C7 pursuant to the Pooling and Servicing Agreement
dated June 1, 2012
June 1, 2012 December
31, 2012
WFCM 2012-LC5
Commercial Mortgage Pass-Through Certificates, Series
2012-LC5 pursuant to the Pooling and Servicing Agreement
dated September 1, 2012
September 1, 2012
December 31, 2012
WFRBS 2012-C9
Commercial Mortgage Pass-Through Certificates, Series
2012-C9 pursuant to the Pooling and Servicing Agreement
dated October 1, 2012
October 1, 2012
December 31, 2012
UBS 2012-C4
Commercial Mortgage Pass-Through Certificates, Series
2012-C4 pursuant to the Pooling and Servicing Agreement
dated December 1, 2012
December 1, 2012
December 31, 2012